SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) July 17, 2000


              TRUST CREATED BY PNC MORTGAGE ACCEPTANCE CORPORATION
                     (under a Pooling & Servicing Agreement
                  dated as of June 1, 2000, which Trust is
                the issuer of Commercial Mortgage Pass-Through
                          Certificates, Series 2000-C1)
            (Exact name of Registrant as specified in its Charter)






     New York                      333-95447-01                 APPLIED FOR
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

LaSalle Bank, N.A., Trustee,
Corporate Trust Department
135 S. LaSalle Street, Suite 1625
Chicago, IL                                                       60674-4107
Attention:  Asset-Backed Securities Trust Services                (Zip Code)
           PNCMAC Series 2000-C1
(Address of principal executive office)

Registrant's telephone number, including area code:   (800)246-5761


                         The Exhibit Index is on page 2.





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ITEM 5.     OTHER EVENTS


      Attached hereto is a copy of the July 17, 2000, Monthly Remittance Statement provided to the Certificateholders by the Trustee.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits


    Monthly Remittance Statement to the Certificateholders dated as of July 17, 2000.



                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             MIDLAND LOAN SERVICES, INC., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling & Servicing Agreement dated as of June 1, 2000


                             By:   Midland Loan Services,  Inc.,




                              /s/ Lawrence D. Ashley

                              By: Lawrence D. Ashley
                              Title: Senior Vice President


Date: July 17, 2000



                                  EXHIBIT INDEX

                                                                   Sequential
Document                                                           Page Number


Monthly Remittance Statement to the Certificateholders                   3
dated as of July 17, 2000



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